1 WSFS Financial Corporation 1Q 2024 Earnings Release Supplement April 2024 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward- looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2023, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Efficiency ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue, Core Fee Revenue ratio, tangible common book value (“TBV”), TBV excluding AOCI, coverage ratio including the remaining credit marks, and Effective AOCI. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

Financial Highlights

$ in millions (except per share amounts)	Reported		Core[1]	
	1Q24	4Q23	1Q24	4Q23
EPS	$1.09	$1.05	$1.11	$1.15
ROA	1.28%	1.25%	1.31%	1.36%
Net Income[2]	$65.8	$63.9	$67.3	$69.7
PPNR %[1]	1.98%	2.30%	2.02%	2.27%
ROTCE[1]	18.76%	20.83%	19.19%	22.63%
NIM	3.84%	3.99%	3.84%	3.99%
Fee Revenue %[3]	30.2%	32.8%	30.3%	30.4%
Efficiency Ratio	59.3%	55.6%	58.6%	54.5%
ACL Ratio[4]	1.48%	1.46%	1.48%	1.46%
Bank CET1	14.00%	13.72%	14.00%	13.72%

1Q 2024 Highlights:

- Gross loans increased $212mm or 7% (annualized)
    - Growth across Commercial and Consumer segments
- Customer deposits declined $235mm or 6% (annualized)
    - Expected declines in Trust and a short-term Commercial deposit partially offset by Consumer and Wealth growth
- Core fee revenue[1] of $76.5mm; continued growth opportunities
    - Increased 3% QoQ when excluding the income from equity in Spring EQ in 4Q23
- NIM of 3.84% in line with Outlook; reflects increased funding costs
- Credit metrics stable with improvements in nonperforming assets (down 4bps to 0.33%) and net charge-offs (down 19bps to 0.27%)
- Reported financials includes $1.3mm FDIC Special Assessment

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent
[4] ACL Ratio excludes HTM securities

3

4 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 0.80% 1.16% 1.38% 1.62% 1.79% 1.05% 1.40% 1.59% 1.83% 1.99% 6.42% 6.69% 6.81% 6.92% 6.95% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Funding Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Favorable funding cost and competitive beta that is expected to stabilize Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative customer deposits for the current cycle 21 4.25% 4.11% 4.08% 28% 35% 39% 44% 47% 19% 23% 27% 31% 34% 0% 15% 30% 45% 60% 75% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 De po sit B et a Interest-bearing Dep Beta Total Dep Beta 3.99% 3.84% Compression driven by deposit product pricing and continued mix shift. Funding costs are expected to stabilize later in the year as reflected in our FY24 Outlook

5 $15 $15 $19 $19 $17 $18 $20 $21 $23 $26 $31 $32 $33 $36 $33 $64 $67 $73 $78 $76 $- $10 $20 $30 $40 $50 $60 $70 $80 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Co re F ee R ev en ue ( $m m )2 Banking Cash Connect Wealth Management3 Core Fee Revenue1 30.3% core fee revenue ratio with substantial growth opportunities 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Tax-equivalent basis 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees Wealth Management: • Private Wealth Management benefited from AUM growth from positive market returns • Institutional Services decline attributable to an adjustment in deferred revenue • Bryn Mawr Trust of DE declined based on seasonally lower activity Cash Connect®: • Benefited from market share captured from a major competitor exiting the space Banking: • Spring EQ income from equity ceased in 4Q23 in conjunction with sale of the company ®

6 Deposit Highlights • $235mm (6% annualized) decrease in ending Customer Deposits • Decline driven by $207mm in expected Trust activity and $82mm from a short-term Commercial deposit • 1.79% total average Customer Deposit cost; 34% total deposit beta • 30% average noninterest deposits • 52% of Customer Deposits are from non-Consumer business lines Resilient deposit base with competitive pricing and diversified funding mix Average Total Customer Deposit Mix 8% 10% 10% 11% 11% 37% 37% 39% 40% 42% 20% 19% 18% 18% 17% 35% 34% 33% 31% 30% 0% 20% 40% 60% 80% 100% 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest Interest-bearing Savings/MM Time ($ in millions) Mar 2024 Dec 2023 Mar 2023 QoQ $ Growth Annualized % Growth Noninterest Demand $4,653 $4,917 $5,299 ($264) (22%) Interest-bearing Demand 2,856 2,936 3,159 (80) (11%) Savings 1,577 1,610 1,967 (33) (8%) Money Market 5,206 5,175 4,002 31 2% Total Core Deposits $14,292 $14,638 $14,427 ($346) (9%) Customer Time Deposits 1,895 1,784 1,453 111 25% Total Customer Deposits $16,187 $16,422 $15,880 ($235) (6%) EOP Deposits by Product - 1Q24 vs 4Q23 Consumer 48% Commercial 24% Small Business 13% Trust 7% Wealth 7% Other 1% Average Customer Deposits By Business Line

Loan Portfolio Highlights

7% annualized gross loan growth across Commercial and Consumer segments

EOP Loans - 1Q24 vs 4Q23					
($ in millions)	Mar 2024	Dec 2023	Mar 2023	1Q24 $ Growth	Annualized % Growth
C & I Loans[2]	$4,489	$4,443	$4,443	$46	4%
Commercial Mortgages (CRE)	3,877	3,801	3,473	76	8%
Construction Loans	1,056	1,036	1,024	20	8%
Commercial Leases	634	624	577	10	6%
Total Commercial Loans	**$10,056**	**$9,904**	**$9,517**	**$152**	**6%**
Residential Mortgage (HFS/HFI)	888	882	801	6	3%
Consumer Loans	2,066	2,012	1,868	54	11%
Total Gross Loans	**$13,010**	**$12,798**	**$12,186**	**$212**	**7%**

Commercial Portfolio: New Net Loan Fundings ($mm)[1]



$600
$400
$200
-
$(200)
$(400)
$(600)
$461
($315)
1Q23
$376
($491)
2Q23
$442
($289)
3Q23
$400
($379)
4Q23
$326
($241)
1Q24
New Loans Fundings
Paydown/Payoffs

- <u>Commercial:</u> Growth driven by CRE new fundings and C&I originations; partially offset by payoffs and paydowns
  - Lowest quarterly payoffs/paydowns in over five years
  - Line utilization to 38.3%, up from 36.9% last quarter
- <u>Consumer:</u> Driven by $59mm increase in Spring EQ loans, partially offset by $11mm decline in Upstart loans
  - Non-WSFS Customer Upstart originations paused; Upstart portfolio stands at $218mm and is expected to decline going forward

[1] Includes new loans, existing new funding, paydowns, payoffs, and prior Commercial runoff portfolios. Excludes reclasses, HFS, purchase accounting mark/unearned changes, and Commercial leases

[2] C&I loans includes Owner-Occupied Real Estate

7

8 3 Commercial Loan Composition1 1 As defined by the North American Industry Classification System (NAICS) 2 Based on the underlying real estate collateral 3 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of March 31, 2024 2 Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios C&I and Owner-Occupied1 $4.5 billion CRE and Construction2 $4.9 billion Hotels, 12% Other Services (except Public Admin), 10% Healthcare & Social Assistance, 9% Construction, 9% Manufacturing, 7% Real Estate Rental and Leasing, 6% Retail Trade, 7% Finance & Insurance, 8% Professional, Science & Tech., 6% Food Services, 5% Wholesale Trade, 4% Other, 17% Retail, 25% Residential Multi-family, 29% Office5, 14% Flex, Warehouse, Self-Storage, General Industrial, 10% Residential 1-4, 11% Special Use & Other, 9% Medical Office, 2% • 22 distinct concentration limits3 • All in compliance • House limit of $100mm • No relationships > limit • 18 relationships over $50mm4; • <8% gross loans • CRE/Const.: 37.9% of gross loans • Office5: 5.2% of gross loans • Multifamily: 11.3% of gross loans • Construction: 8.2% of gross loans Concentration Statistics 4 Based on relationship’s outstanding balances 5 Office portfolio excludes Medical Office CRE/Construction

9 Stable Asset Quality Metrics $417 $465 $543 $556 $573 3.42% 3.76% 4.27% 4.34% 4.41% -2% 0% 2% 4% 6% 8% $300 $400 $500 $600 $700 $800 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns Problem Assets % of Gross Loans Problem Assets $33 $34 $58 $76 $67 0.16% 0.16% 0.29% 0.37% 0.33% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns Nonperforming Assets % of Total Assets Nonperforming Assets $101 $73 $111 $102 $105 0.83% 0.59% 0.87% 0.80% 0.81% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns Delinquencies % of Gross Loans Delinquencies $6 $8 $8 $10 $10 $6 $5 $6 $5 -$1 0.40% 0.43% 0.45% 0.46% 0.27% -1.0% -0.7% -0.4% -0.1% 0.2% 0.5% 0.8% $0 $4 $8 $12 $16 $20 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns Upstart/NewLane Other % of Avg. Gross Loans Net Charge-offs • Problem Assets: Relatively flat QoQ • Delinquencies: Flat QoQ • Nonperforming Assets: Declined 4bps QoQ • Driven by the resolution of two nonperforming C&I loans • Net Charge-Offs: Declined 19bps QoQ • Charge-offs were down ~40% QoQ due to lower losses in the C&I and Construction portfolios • $1mm net recovery excluding Upstart/NewLane 1Q 2024 Performance

10 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 2024 2025 2026 2027 2028 Bi lli on s Office Multi-Family Industrial/Flex Retail Single Family Other 9.3% 9.3% 8.3% 10.6% 12.3% Portfolio Maturity % CRE and Select Portfolios 1 Inclusive of Construction 2 Office CRE portfolio excludes $102.5mm ($107.1mm exposure) of Medical Office CRE/Construction 3 Central Business District Volume of Maturing CRE Loans by IndustryCRE Portfolio: • Granular with an average loan of $1.2mm; 5 relationships over $50mm • ~80% of the portfolio effectively has a fixed rate (36% of the portfolio fixed with ~70% of variable rates swapped) • ~9% of the portfolio is maturing in 2024; 50% of loans mature post-2028 • Continually reviewing all $2.5mm+ loans maturing in the next 24 months • Slightly above $100mm of loans have a DSCR below 1.05 in a 7.50% rate scenario; proactively addressing all maturing loans • $672mm with $712mm exposure2; 5.2% of gross loans • $1.7mm average loan size • 77% Suburban and 23% Urban; 8% of Office is in CBD3 • 14 loans over $10mm; 3 loans >$20mm (largest ~$27mm) • Average LTV of ~60% at origination • ACL of 2.82%; <1% DLQ; 0% NCO; <1% NPA; 8% problem loans • 84.8% with recourse Office Portfolio1 • $1.5b with $1.7b exposure; 11.3% of gross loans • $3.0mm average loan size • 50% Suburban and 50% Urban; 5% of CRE Multifamily is in CBD3 • 9 loans over $20mm; largest loan ~$35mm • Average LTV of ~58% at origination • ACL of 1.20%; 3% DLQ; 0% NCO; 2% NPA; 2% problem loans • 84.4% with recourse Multifamily Portfolio1

11 ACL Ratio $170 $175 $180 $185 $190 $195 $200 12/31/2023 Economic Impact Net Loan Growth Migration / Other 3/31/2024 1Q 2024 ACL ($mm) ($1) $186 $6 $193 $2 1 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 Source: Oxford Economics as of March 2024 ACL Overview ACL and Coverage Ratio by Segment 1Q 2024 ACL Commentary 1.48% • ACL coverage ratio of 1.48%; 1.65% including estimated remaining credit mark on acquired loan portfolios1 • Increase due to specific reserves for two nonperforming C&I relationships • FY GDP forecast of 2.4% in 2024 and 1.7% in 20252 • FY Unemployment forecast of 3.9% in 2024 and 4.1% in 20252 1.46% 1.21% 2.19% 1.48% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 1Q20 1Q21 1Q22 1Q23 1Q24 ACL % By Portfolio and Total3 Commercial Consumer and Leasing Total ACL%5 3 Percentages are over amortized cost of loans and leases (excluding HTM securities) 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing ($ millions) $ % $ % $ % C&I4 $53.5 2.09% $49.4 1.95% $55.9 2.17% Owner Occupied $6.1 0.33% $10.7 0.57% $10.6 0.56% CRE Investor $30.1 0.87% $36.1 0.95% $36.8 0.95% Construction4 $9.7 0.94% $10.8 1.04% $11.0 1.04% Mortgage $5.3 0.65% $5.5 0.63% $5.4 0.62% Leases $9.2 1.58% $15.2 2.43% $15.5 2.44% HELOC & HEIL $7.8 1.24% $8.4 1.27% $8.6 1.25% Consumer Partnerships $44.0 4.24% $47.2 4.01% $46.0 3.77% Other $3.5 1.96% $2.8 1.84% $2.8 1.86% TOTAL $169.2 1.39% $186.1 1.46% $192.6 1.48% March 31, 2023 December 31, 2023 March 31, 2024

12 Investment Portfolio High-quality investment portfolio providing consistent cashflows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 4 Effective AOCI ($727.9mm) includes AFS, HTM, and HTM unrecognized MTM • Targeting 18% - 20% of total assets over time • Forecast cash flows of $1b+ over the next 24 months • Cashflows redeployed in higher yielding loans • Anticipated cashflows could fund ~3.5% annualized loan growth • AOCI grew $43mm or 7% quarter-over-quarter Investments Investment Portfolio1 $4.78b % of Total Assets 23% Portfolio Duration2 5.8yrs Portfolio Yield2 2.35% Agency MBS/Notes % >95% AOCI ($636.9mm) Effective AOCI3,4 ($727.9mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.73b $1.05b $618 $656 $781 $594 $637 $0 $200 $400 $600 $800 $1,000 1Q23 2Q23 3Q23 4Q23 1Q24 M ill io ns AOCI Trend

13 Capital All capital ratios remain significantly above “well-capitalized” 10.18% 9.92% 11.52% 7.52% 3.82% 1.22% 3.73% 1.76% 14.00% 11.14% 15.25% 9.28% 0% 4% 8% 12% 16% Bank CET1 Bank Leverage Bank TRBC Corp. TCE Effective AOCI Well-capitalized Reported 1Q24 Capital Ratios with Effective AOCI1 Impact 1 Effective AOCI ($727.9mm) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($636.9mm) 2 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 $24.52 $35.12 $15 $20 $25 $30 $35 $40 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 Corp. TBV and AOCI’s Impact per Share TBV/share TBV/share ex-AOCI

2024 Outlook *as originally presented in 4Q 2023 Supplement*

WSFS Financial Corporation

Full-Year Core ROA[1] Outlook of +/-1.20%
Delivering high-performing results and franchise growth

	2024 Core Outlook[1]
Loan Growth	**Mid-single digit growth;** Increase market share due to favorable market position
Deposit Growth	**Low-single digit growth;** Broad-based growth across our businesses
Net Interest Margin	**Range of 3.80% - 3.90%**; NIM expected to plateau mid-year; IB deposit beta of ~50% by year-end
Fee Revenue Growth	**Double-digit growth**; Cash Connect® and Wealth & Trust growth
Net Charge-offs	**0.50% - 0.60% of average loans;** ~35bps when excluding Upstart and NewLane
Efficiency Ratio	**+/-60%;** Continued franchise investment
Tax Rate	**Approximately 25%**

Assumes a flat interest rate environment and a soft economic landing (FY GDP of ~1%) in 2024

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

14

15 Non-GAAP Financial Information Appendix:

16 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS CARES Foundation; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • TBV excluding AOCI is a non-GAAP financial measure that adjusts TBV to exclude AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended March 31, 2024	December 31, 2023	March 31, 2023
Net interest income (GAAP)	$ 175,278	$ 178,127	$ 182,532
Core net interest income (non-GAAP)	$ 175,278	$ 178,127	$ 182,532
Noninterest income (GAAP)	$ 75,857	$ 87,205	$ 63,127
Less/(plus): Unrealized gain (loss) on equity investments, net	—	338	(4)
Less: Realized gain on sale of equity investment, net	—	9,493	—
Plus: Visa derivative valuation adjustment	(605)	(605)	(553)
Core fee revenue (non-GAAP)	$ 76,462	$ 77,979	$ 63,684
Core net revenue (non-GAAP)	$ 251,740	$ 256,106	$ 246,216
Core net revenue (non-GAAP) (tax-equivalent)	$ 252,084	$ 256,523	$ 246,859
Noninterest expense (GAAP)	$ 149,072	$ 147,646	$ 133,045
Less: FDIC special assessment	1,263	5,052	—
Less: Corporate development expense	208	282	740
Less/(plus): Restructuring expense	—	557	(761)
Less: Contribution to WSFS CARES Foundation	—	2,000	—
Core noninterest expense (non-GAAP)	$ 147,601	$ 139,755	$ 133,066
Core efficiency ratio (non-GAAP)	58.6 %	54.5 %	53.9 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	30.3 %	30.4 %	25.8 %

(dollars in thousands, except per share data)	Three Months Ended March 31, 2024	December 31, 2023	March 31, 2023
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 20,579,248	$ 20,594,672	$ 20,319,290
Less: Goodwill and other intangible assets	1,000,344	1,004,560	1,008,250
Total tangible assets (non-GAAP)	$ 19,578,904	$ 19,590,112	$ 19,311,040
Total stockholders' equity of WSFS (GAAP)	$ 2,473,481	$ 2,477,636	$ 2,306,362
Less: Goodwill and other intangible assets	1,000,344	1,004,560	1,008,250
Total tangible common equity (non-GAAP)	$ 1,473,137	$ 1,473,076	$ 1,298,112
Equity to asset ratio (GAAP)	12.02 %	12.03 %	11.35 %
Tangible common equity to tangible assets ratio (non-GAAP)	7.52 %	7.52 %	6.72 %
Calculation of tangible common book value (TBV) per share excluding AOCI:			
Total stockholders' equity of WSFS (GAAP)	$ 2,473,481	$ 2,477,636	$ 2,306,362
Total tangible common equity (non-GAAP)	$ 1,473,137	$ 1,473,076	$ 1,298,112
Less: AOCI	(636,907)	(593,991)	(618,415)
Tangible common equity ex-AOCI (non-GAAP)	$ 2,110,044	$ 2,067,067	$ 1,916,527
Number of shares of common stock outstanding (000s)	60,084	60,538	61,387
Book value per share (GAAP)	$ 41.17	$ 40.93	$ 37.57
Tangible common book value per share (non-GAAP)	$ 24.52	$ 24.33	$ 21.15
Tangible common book value per share excluding AOCI (non-GAAP)	$ 35.12	$ 34.14	$ 31.22

17

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended March 31, 2024	December 31, 2023	March 31, 2023
GAAP net income attributable to WSFS	$ 65,761	$ 63,908	$ 62,404
Plus/(less): Pre-tax adjustments[1]	2,076	(1,335)	536
Plus: Tax adjustments: BOLI surrender	—	7,056	—
(Plus)/less: Tax impact of pre-tax adjustments	(507)	65	(134)
Adjusted net income (non-GAAP) attributable to WSFS	$ 67,330	$ 69,694	$ 62,806
Net income (GAAP)	$ 65,723	$ 63,505	$ 62,662
Plus: Income tax provision	21,202	29,365	20,941
Plus: Provision for credit losses	15,138	24,816	29,011
PPNR (Non-GAAP)	102,063	117,686	112,614
Plus/(less): Pre-tax adjustments[1]	2,076	(1,335)	536
Core PPNR (Non-GAAP)	$ 104,139	$ 116,351	$ 113,150
Average Assets	$ 20,695,414	$ 20,319,204	$ 20,002,438
PPNR % (Non-GAAP)	1.98 %	2.30 %	2.28 %
Core PPNR % (Non-GAAP)	2.02 %	2.27 %	2.29 %
GAAP return on average assets (ROA)	1.28 %	1.25 %	1.27 %
Plus/(less): Pre-tax adjustments[1]	0.04	(0.03)	0.01
Plus: Tax adjustments: BOLI surrender	—	0.14	—
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	—	(0.01)
Core ROA (non-GAAP)	1.31 %	1.36 %	1.27 %
Earnings per share (diluted)(GAAP)	$ 1.09	$ 1.05	$ 1.01
Plus/(less): Pre-tax adjustments[1]	0.03	(0.02)	0.01
Plus: Tax adjustments: BOLI surrender	—	0.12	—
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	—	—
Core earnings per share (non-GAAP)	$ 1.11	$ 1.15	$ 1.02

[1] Pre-tax adjustments include realized/unrealized gain/(loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS Cares Foundation

18

19 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 65,761 $ 63,908 $ 62,404 Plus: Tax effected amortization of intangible assets 2,973 2,976 2,880 Net tangible income (non-GAAP) $ 68,734 $ 66,884 $ 65,284 Average stockholders' equity of WSFS $ 2,476,453 $ 2,281,076 $ 2,260,262 Less: Average goodwill and intangible assets 1,003,167 1,007,136 1,010,645 Net average tangible common equity $ 1,473,286 $ 1,273,940 $ 1,249,617 Return on average equity (GAAP) 10.68% 11.12% 11.20 % Return on average tangible common equity (non-GAAP) 18.76% 20.83% 21.19 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 67,330 $ 69,694 $ 62,806 Plus: Tax effected amortization of intangible assets 2,973 2,976 2,880 Core net tangible income (non-GAAP) $ 70,303 $ 72,670 $ 65,686 Net average tangible common equity $ 1,473,286 $ 1,273,940 $ 1,249,617 Core return on average equity (non-GAAP) 10.93% 12.12% 11.27 % Core return on average tangible common equity (non-GAAP) 19.19% 22.63% 21.32 % Three Months Ended (dollars in thousands) March 31, 2024 Calculation of effective AOCI: Unrealized losses on AFS securities  $ 539,939 Unrealized losses on securities transferred from AFS to HTM 87,854 Unrecognized fair value on HTM securities 100,081 Effective AOCI (non-GAAP) $ 727,874 Calculation of coverage ratio including the estimated remaining credit marks: Coverage ratio 1.48 % Plus: Estimated remaining credit marks on the acquired loan portfolios 0.17 Coverage ratio including the estimated remaining credit marks (non- GAAP) 1.65%